UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2020

Curis, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 Spring Street, Building C, Suite 500 Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 503-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2020, Curis, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of 14,000,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), at a purchase price per share of $1.25 (the “Shares”), for aggregate gross proceeds to the Company of approximately $17.5 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company (the “Registered Offering”). The Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 17, 2018 (File No. 333-224627) (the “Registration Statement”), and a prospectus supplement thereunder. The Offering is expected to close on or about June 15, 2020, subject to customary closing conditions.

Pursuant to the Placement Agent Agreement with JonesTrading Institutional Services LLC (“JonesTrading”), dated as of June 11, 2020, JonesTrading is entitled to a cash fee of approximately $1 million, which represents 6% of the gross proceeds of the Offering, as well as reimbursement for its reasonable and documented out-of-pocket expenses incurred in connection with the Offering, including its legal expenses, subject to a limit of $35,000 in the case of its legal expenses.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.

The full text of the press release announcing the Offering on June 11, 2020 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

10.1	Form of Securities Purchase Agreement

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Press Release, dated June 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIS, INC.

Date: June 11, 2020	By:	/s/ William E. Steinkrauss
William E. Steinkrauss
Chief Financial Officer